Organization and Principal Activities (Details) - Schedule of Financial Statement Amounts and Balances of VIE and its Subsidiaries - Variable Interest Entity, Primary Beneficiary [Member] - USD ($)	12 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Jun. 30, 2022
Schedule of Financial Statement Amounts and Balances of VIE and its Subsidiaries [Line Items]
Total assets	$ 35,586,017	$ 16,775,802
Total liabilities	26,519,259	12,336,610
Total revenue	47,171,853	18,286,074	$ 24,761,112
Net (loss) income	(7,234,353)	(14,053,844)	1,882,512
Net cash (used in) provided by operating activities	(4,106,484)	(2,672,557)	4,365,662
Net cash used in investing activities	(132,899)	(680,272)	(589,351)
Net cash provided by (used in) financing activities	$ 3,731,488	$ 683,277	$ (1,679,374)